SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [X]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for use of the Commission only
         (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                   Q-MED, INC.
                (Name of Registrant as Specified in its Charter)

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

         1. Title of each class of securities to which transaction applies:

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         2.       Aggregate number of securities to which transaction applies:

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         3.       Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11:

         ---------------------------------------------------------------------

         4.       Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------

         Check box if any part of the fee is offset as provided by Exchange Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.       Amount Previously Paid:

         ---------------------------------------------------------------------
         2.       Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------------
         3.       Filing Party:

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         4.       Date Filed:

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                                   Q-MED, INC.
                              100 Metro Park South

                        Laurence Harbor, New Jersey 08878

                            ------------------------

                            NOTICE OF ANNUAL MEETING

                            ------------------------
                                                                   April 2, 2001

         NOTICE IS HEREBY given that the Annual Meeting of the stockholders of qmed, Inc. (the "Company"), will be held at the Sheraton at Woodbridge Place, Iselin, New Jersey 08830, on May 31, 2001 at 10:00 A.M., for the following purposes:

         1.       To elect a Board of Directors.

         2. To ratify the selection of the Company's independent certified public accountants for the current fiscal year.

         3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on April 26, 2001 as the record date for the determination of stockholders who are entitled to notice of, and to vote at the 2001 Annual Meeting of stockholders. Only stockholders of record as of the close of business on April 26, 2001 will be entitled to notice of and to vote at the annual meeting.

         Please sign, date and mail the enclosed proxy promptly in the enclosed postage-paid envelope so that your shares will be represented at the meeting.

         THE COMPANY URGES THAT AS MANY STOCKHOLDERS AS POSSIBLE BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT AND THEN FILL IN, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE PRESENT IN PERSON AT THE MEETING, YOU MAY VOTE IN PERSON REGARDLESS OF HAVING SENT IN YOUR PROXY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING AND YOUR PROMPTNESS WILL ASSIST US IN PREPARATIONS FOR THE MEETING.

                                              By Order of the Board of Directors
                                              Herbert H. Sommer, Secretary

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                       THIS PAGE INTENTIONALLY LEFT BLANK

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                                   Q-MED, INC.
                              100 Metro Park South

                        Laurence Harbor, New Jersey 08878

                            ------------------------

                                 PROXY STATEMENT

                            -------------------------

                                                                   April 2, 2001


         This proxy statement sets forth certain information with respect to the accompanying proxy proposed to be used at the 2001 Annual Meeting of stockholders (the "Meeting") of qmed, Inc. (the "Company") or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The proxy statement and enclosed form of proxy are first being mailed to stockholders on or about April 27, 2001. The Board of Directors of the Company solicits this proxy and urges you to sign the proxy, fill in the date and return same immediately.

         Shares of the Company's common stock, $.001 par value (the "Common Stock"), represented by valid proxies in the enclosed form, executed and received in time for the meeting, will be voted as directed, or if no direction is indicated, will be voted for the election as directors of the nominees described herein and in favor of proposal No. 2. Proxies are being solicited by mail, and, in addition, officers and regular employees of the Company may solicit proxies by telephone or personal interview. As is customary, the expense of solicitation will be borne by the Company. The Company will also reimburse brokers for the expenses of forwarding proxy solicitation material to beneficial owners of shares held of record by such brokers. Your prompt cooperation is necessary in order to insure a quorum and to avoid expense and delay.

         PROXIES ARE REVOCABLE AT ANY TIME PRIOR TO BEING VOTED EITHER BY WRITTEN NOTICE DELIVERED TO THE SECRETARY OF THE COMPANY OR BY VOTING AT THE MEETING IN PERSON.

         The mailing address of the principal executive offices of the Company is 100 Metro Park South, 3rd Floor, Laurence Harbor, NJ 08878. The annual report of the Company for the fiscal year ended November 30, 2000 ("Fiscal 2000") including consolidated financial statements, supplementary financial information and management's discussion and analysis of financial condition and results of operations, accompanies this proxy statement.

FREQUENTLY ASKED QUESTIONS CONCERNING THIS PROXY STATEMENT

Q:       Why am I receiving these materials?

A: The Board of Directors is providing these proxy materials for you in connection with the Company's Annual Meeting of stockholders which will take place on May 31, 2000. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

Q:       What information is contained in these materials?

A: The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 2000 Annual Report is also enclosed.

Q:       What proposals will be voted on at the meeting?

A:       There are two proposals scheduled to be voted on at the meeting:

         1.       Election of directors: Michael W. Cox, David Feldman,, Richard
                  I. Levin, Robert A. Burns, A. Bruce Campbell and Herbert H. Sommer;

         2. Ratification of Amper, Politziner & Mattia as the Company's independent auditors.

Q:       What are the voting recommendations of the Board of Directors?

A: A majority of the members of the Board of Directors recommend that you vote your shares "FOR" each of the nominees to the Board of Directors and the Board of Directors unanimously recommends that you vote your shares "FOR" the ratification of Amper, Politziner & Mattia as the Company's independent auditors.

Q:       Who is entitled to vote?

A: Stockholders as of the close of business on April 26, 2001 (the "Record Date") are entitled to vote at the Annual Meeting.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most Q-Med stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

         Stockholder of Record

         If your shares are registered directly in your name with Q-Med's Transfer Agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by Q-Med. As the stockholder of record, you have the right to grant your voting proxy directly to Q-Med or to vote in person at the meeting. Q-Med has enclosed a proxy card for you to use.

         Beneficial Owner

         If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:       What class of shares are entitled to be voted?

A: Each share of Common Stock outstanding as of the close of business on the Record Date, is entitled to one vote on each proposal at the Annual Meeting. As of March 28, 2001, there were approximately 13,207,000 shares of Common Stock issued and outstanding.

Q:       What does it mean if I receive more than one proxy card?

A: It means that you hold shares registered in more than one account. Sign and return all proxies to ensure that all your shares are voted.

Q:       How do I vote?

A: Sign and date each proxy card you receive (many stockholders receive multiple proxies) and return it in the postage prepaid envelope. If you return your signed proxy but fail to indicate your voting preferences, the Company will vote on your behalf "FOR" the election of the six director nominees as directors, and the ratification of the selection of the independent auditors. You have the right to revoke your proxy at any time before the meeting by (1) notifying the Company's Secretary, or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the meeting.

         Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

         The holders of all classes of shares of the Company will vote together, as a single class, on all matters properly brought forth at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors of the Company.

         With respect to the election of directors, you may (1) vote for all of the director nominees as a group, (2) withhold your vote for all of the director nominees as a group, or (3) vote for all director nominees as a group except those nominees you identify. If you sign, date and mail your proxy card without indicating how you want to vote, your vote will be counted as a vote in favor of the director nominees.

         With respect to the other proposals, you may (1) vote for the proposal,
         (2) withhold your vote for a proposal, or (3) abstain. If you sign, date and mail your proxy card without indicating how you want to vote, your vote will be counted as a vote in favor of each of such proposals.

         If you sign, date, and mail your proxy card in time to be cast at the Annual Meeting indicating how you want to vote, it will be voted in accordance with your instructions. The persons named as proxy holders in the proxies are officers of the Company. We encourage you to vote and to vote promptly. Voting promptly may save the Company the expense of a second mailing.

         We encourage you to complete, sign, date, and return the enclosed proxy card before the date of the Annual Meeting to make sure that a quorum is present at the Annual Meeting. If a quorum is not present at the Annual Meeting, the designated proxy holder in the applicable proxy card will vote the returned proxy cards to adjourn the Annual Meeting to a time and place to be announced.

Q:       What constitutes a quorum?

A: The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of the issued and outstanding shares, present or represented by proxy, of the Company as of the Record Date.

Q:       How do I sign the proxy?

A: Sign your name exactly as it appears on the proxy. If you are signing in a representative capacity (for example, as an attorney, executor, administrator, guardian, trustee, or the officer or agent of a company), you should indicate your name and title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to

         Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, each owner must sign.

Q:       Who will count the votes?

A: American Stock Transfer & Trust Company, Transfer Agent for the Company, will tabulate the votes and persons that are members of the Company's accounting staff will act as the inspectors of election.

Q:       How many votes are needed for approval of each proposal?

A: There are differing vote requirements for the various proposals. Directors will be elected by a plurality of the votes cast at the Annual Meeting. On this basis, the six nominees receiving the most votes will be elected directors. Abstentions, broker non-votes (as described below), and instructions on the accompanying proxy to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes. However, such action will not reduce the number of votes otherwise received by the nominees. The proposal to ratify the selection of the auditors will be approved if the votes cast for the proposal exceed those cast against the proposal. Abstentions and broker non-votes will not be counted either for or against the proposal.

         Shares that are voted "FOR", "AGAINST" or "ABSTAIN" with respect to any proposal brought at the Annual Meeting are treated as being present at the Annual Meeting for purposes of establishing a quorum. With regard to the election of directors, votes that are withheld for any nominee will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals other than the election of directors and will have the same effect as voting against a proposal. Common Stock of the Company represented by proxies which contain one or more broker "non-votes" are counted as present for purposes of determining whether a quorum is present for the Annual Meeting but are not considered to have voted for a proposal. Accordingly, a broker non-vote will not affect the outcome of the voting on a proposal. A "non-vote" occurs when a broker or other nominee holding shares of the Company for a beneficial owner votes on one proposal but does not vote on another proposal because such broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Q:       Who can attend the Annual Meeting?

A: All stockholders as of the Record Date can attend. If your shares are held in the name of a broker or other nominee, please bring proof of share ownership, such as a broker's statement, to the Annual Meeting to receive admittance.

Q:       What percentage of stock do the directors and officers own?

A: Together, our directors and officers own approximately 16.8% of the Common Stock as of March 28, 2001. (See page 10 for details.)

Q:       Who are the largest principal stockholders?

A:       Galen Partners III, L.P.

Q: When are stockholder proposals and nominations for the Board of Directors for the 2002 annual meeting due?

A: Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002 annual meeting, and nominations of candidates for election to the Board of Directors at the 2002 annual meeting, must be submitted in writing by December 28, 2001 to the Corporate Secretary. Such proposals and nominations must be in compliance with applicable laws and regulations, as well as the Company's currently enacted Certificate of Incorporation and ByLaws, in order to be considered for inclusion in the proxy statement and form of proxy for that meeting.

         Copies  of  ByLaws  Provisions:   You  may  contact  Q-Med's  Corporate
         Secretary at our headquarters for a copy of the relevant ByLaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Q:       Where can I find the voting results of the meeting?

A. We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the 2nd quarter of fiscal year 2001.

Q:       Who will bear the cost of soliciting votes for the meeting?

A: The Company will bear all expenses for soliciting the proxies. Proxies may be solicited by mail, telephone, or telegraph by the Company and its management and employees but they will not receive any additional compensation for these services. The Company will request brokers, nominees and other fiduciaries and custodians who hold shares of stock of the Company in their names to provide a copy of this Proxy Statement and any accompanying materials to the beneficial owners of such shares. The Company will reimburse such persons, if requested, for their reasonable fees and expenses incurred in completing the mailing of such material to the beneficial owners.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Company's by-laws provide that the Board of Directors be comprised of three to fifteen directors. The Board of Directors have, pursuant to the by-laws, fixed the number of directors to serve until the next annual meeting of stockholders at six. Therefore, six directors are to be elected until the next annual meeting or until their successors have been elected and qualified. Proxies are solicited in favor of the nominees named below, all of whom are now serving as directors. In the event one or more of the nominees is unable to serve as a director, it is intended that the proxies will be voted for the election of such other person, if any, as shall be designated by the Board of Directors. The Company is unaware of any information which would indicate that any of the nominees will be unable to serve and is not presently considering any additional persons to serve on the board.

                                       Director
Name                         Age        Since           Present Title
- ----                         ---        -----           -------------
Michael W. Cox               59         1983         Chief Executive Officer,
                                                     President and Treasurer

David Feldman                61         1999         Director

Richard I. Levin, M.D.       52         1983         Vice President, Medical
                                                     Director, and Director

Robert A. Burns              75         1983         Director

A. Bruce Campbell, Ph.D.,
   M.D., F.A.C.D.            52         1999         Director

Herbert H. Sommer            43         1996         Secretary and Director

         Directors are elected to serve until the next Annual Meeting of shareholders and until their successors have been elected and qualified. The Company's officers are appointed by the Board of Directors and hold office at the will of the board.

         Mr. Cox, a founder of the Company, has served as its President and Treasurer since February, 1983 and served as Chairman of the Board from 1983 to 1996.

         Mr. Feldman was appointed Chairman of the Board in March 1999. In 2001, he indicated his other commitments prevented him from continuing to serve as Chairman and his willingness to serve as a director. Mr. Feldman is director of a number of mutual funds in the Dreyfus Group and of Heitman Financial LTD., a real estate investment firm. He is former Chairman and CEO of AT&T Investment Management Company, the management subsidiary of the telecommunications giant's pension funds. At the time of his retirement in 1997, Mr. Feldman had responsibility for the management of $70 billion in assets. He was the first Chairman of the

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New York Stock Exchange  Pension Managers  Advisory  Committee as well as former
Chairman of the Financial Executives Institute's Committee on Investment of Employee Benefits Assets. He continues to serve as an ex-officio member of the latter two organizations.

         Dr. Levin, a founder of the Company, has been Vice President, Medical Director and Secretary of the Company since February, 1983. Dr. Levin is a Professor of Medicine at New York University School of Medicine and has served in several administrative capacities a the school since 1997, having most recently been appointed Vice Dean for Faculty and Academic Affairs in 2000. Dr. Levin also serves as director of the New York University School of Medicine
Laboratory for Cardiovascular Research and is the President of the American Heart Association, New York City affiliate. He is certified as a Diplomat from the National Board of Medical Examiners, American Board of Internal Medicine and in the sub-specialty of Cardiovascular Diseases (American Board of Internal Medicine and Cardiology). Dr. Levin also is a Fellow of the American College of Physicians, Fellow of the American College of Cardiology, and a member of the American Federation for Clinical Research, among other professional affiliations. Dr. Levin devotes such time and attention to the business affairs of the Company as he and the Company's Board of Directors deem appropriate.

         Mr. Burns, a founder of the Company, has served as a director and consultant to the Company since February, 1983. Since 1981, Mr. Burns has been the sole shareholder and President of Stuart Allen, Inc., a corporation, engaged in marketing, consulting and contract administration. From 1980 to 1981, Mr. Burns was the President of High Stoy Technological Corporation, a company that manufactured and sold medical ultrasound equipment and whose assets were sold to Squibb Corporation. From 1972 to 1979, Mr. Burns was President and Chief Operating Officer of MetPath, Inc., which operates a national clinical reference laboratory and which has since been acquired by Corning Glass Works, Inc.

         Dr. Campbell was appointed a Director in February 1999. He served as President of Monsanto Health Solutions from 1997 to 1998, Senior Vice President of Aetna US Healthcare, Inc., the nation's largest health insurer from 1996 to 1997 and Chief Medical Officer of Aetna Health Plans from 1994 to 1996. He was also Vice President, Medical Programs, for Scripps Health and is currently President and CEO of Camber Companies, LLC, a privately funded multi-disciplinary musculoskeletal ambulatory treatment center business.

         Mr. Sommer was appointed a Director and Secretary of the Company in June 1996. Mr. Sommer, whose firm, Sommer & Schneider LLP, serves as the Company's outside general counsel, has engaged in the private practice of law for the past 13 years and is licensed to do so in the State of New York. Mr.
Sommer served as a director of MediData International, Inc. during 1994. Mr. Sommer's distinctions include serving as the founding Chairman of the Securities Law Committee of the Nassau County Bar Association from 1989 to 1991.

         For information concerning meetings, committees and compensation paid to the above nominees during Fiscal 2000, see "Information Concerning the Board of Directors and Committees."

                                 PROPOSAL NO. 2

              TO RATIFY THE SELECTION OF AMPER, POLITZINER & MATTIA
                   AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors has recommended that Amper, Politziner & Mattia be retained as the Company's independent certified public accountants for the fiscal year ending November 30, 2001. Although this recommendation is not required to be submitted to a vote of stockholders, the Board of Directors believes it appropriate as a matter of policy that this recommendation be submitted for ratification at the Company's annual meeting. In the event the stockholders do not ratify the retention of Amper, Politziner & Mattia, the selection of other independent auditors will be considered by the Audit Committee. See "Relationship with Independent Certified Public Accountants."

Stockholder Vote Required

         The affirmative vote of the holders of a majority of the shares present in person and by proxy and voting at the Meeting is required for ratification of the selection of independent certified public accountants.

         The Board of Directors recommends a vote FOR ratification of the selection of Amper, Politziner & Mattia.

                        VOTING SECURITIES AND RECORD DATE

         Holders of Common Stock of the Company of record at the close of business on April 26, 2001 are entitled to notice and to vote at the Meeting. At the close of business on March 28, 2001 the Company had approximately 13,207,000 shares of Common Stock outstanding, each of which entitled the holder thereof to one vote.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 28, 2001, the number and percentage of shares of Common Stock of the Company, owned of record and beneficially, by each person known by the Company to own 5% or more of such stock, each director of the Company and by all executive officers and directors of the Company, as a group:

                                         Approximate             Approximate
                                         Number of               Percent of
Name                                     Shares (1)              Class (2)
- ----                                    ----------              ---------

Michael W. Cox                         1,680,008(3)                12.4%

Robert A. Burns                           68,958(4)                 <1%

Richard I. Levin, M.D.                   255,786(5)                 1.9%

David Feldman                             10,000(6)                 <1%

Herbert H. Sommer                         47,500(7)                 <1%

A. Bruce Campbell, M.D.                   10,000(8)                 <1%

Galen Partners III, L.P.               3,033,638(9)                21.3%

Officers and
Directors as a

Group (8 Persons)                     2,385,356(10)                16.8%
- ------------
(1) Information with respect to beneficial ownership is based upon information furnished by each stockholder or contained in filings made with the Securities and Exchange Commission. Unless otherwise indicated, beneficial ownership includes both sole investment and voting power.

(2) Based upon 13,207,358 shares of Common Stock outstanding as of March 28, 2001 and, with respect to each stockholder, the number of shares which would be outstanding upon the exercise by such stockholder of outstanding rights to acquire stock, either upon exercise of outstanding options, warrants or conversion of other securities.

(3) Includes 365,500 shares which may be obtained upon the exercise of outstanding options.

(4) Includes 30,000 shares which may be obtained upon the exercise of outstanding warrants.

(5) Includes 235,500 shares which may be obtained upon the exercise of outstanding options.

(6) Consists of 10,000 shares which may be obtained upon the exercise of outstanding warrants.

(7) Consists of 47,500 shares which may be obtained upon the exercise of outstanding warrants and options.

(8) Consists of 10,000 shares which may be obtained upon the exercise of outstanding options.

(9) Includes 2,811,192 shares owned by Galen Partners III, L.P. and two other private funds which are managed jointly with Galen Partners III L.P. (collectively the "Galen Funds"), and 1,019,259 shares which may be acquired by the Galen Funds and persons managing the Galen Funds upon the exercise of outstanding warrants.

(10) Includes a total of 959,834 shares which may be obtained by officers and directors upon the exercise of outstanding options or warrants.

         The business address of Messrs. Cox, Burns and Levin is 100 Metro Park South, Laurence Harbor, New Jersey 08878. Mr. Campbell's business address is 302
W. Main Street, Suite 208, Avon, Connecticut 06001. Mr. Feldman's business address is 466 Lexington Avenue, New York, New York 10017. Galen Partners III, L.P. address is 610 Fifth Avenue - 5th Floor, Rockefeller Center, New York, New York 10020. Mr. Sommer's business address is Sommer & Schneider LLP, 595 Stewart Avenue, Suite 710, Garden City, New York 11530.

                      COMPLIANCE WITH SECTION 16(a) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten-percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended November 30, 2000 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

            INFORMATION CONCERNING BOARD OF DIRECTORS AND COMMITTEES

General

         During Fiscal 2000, the Company paid no director's fees. All directors are reimbursed for travel and other expenses relating to attendance at board meetings. Directors who are officers of the Company receive no additional compensation for service on the board. During Fiscal 2000, the Board of Directors met informally and took required corporate action by consent.

         The Board of Directors established an Audit Committee by resolution dated February 20, 1998. The Audit Committee presently consists of three members, Messrs. Burns, Feldman and Campbell. The primary purposes of the Audit Committee will be (i) to review the scope of the audit to be performed; (ii) to meet with the Company's independent certified public accountants to review the results of the audit; (iii) to review with the Company's independent certified public accountants the Company's internal auditing proceedings and controls;
(iv)  to  make   recommendations   regarding  the  selection  of  the  Company's
independent certified public accountants; and (v) to review the Company's quarterly financial statements prior to public issuance.

         In the absence of a compensation, stock option or special committee comprised of a majority of independent directors, the Audit Committee will review any transaction of the Company in which a director or officer has a material interest.

                               EXECUTIVE OFFICERS

         The following people serve as executive officers of the Company:

         Michael W. Cox               President and Treasurer

         Richard I. Levin             Vice President, Medical Director

         Jane A. Murray               Executive Vice President, Operations for
                                      Interactive Heart Management Corp.

         Gary A. Levin, M.D., PhD     Executive Vice President, Sales, Marketing
                                      and Business Development for Interactive
                                      Heart Management Corp.

         Herbert H. Sommer            Secretary

         Debra A. Fenton, CPA         Controller and Assistant Secretary

         Biographies of Mr. Cox, Dr. Richard Levin, Mr. Sommer are on pages 7 and 8 of this Proxy Statement. The biographies of Ms. Murray, Dr. Gary Levin and Ms. Fenton are as follows:

         Jane A. Murray (38), Executive Vice President, Operations, has been with the Company since 1985. Ms. Murray held a variety of management positions prior to being appointed Executive Vice President. Ms. Murray's healthcare expertise encompasses the areas of business development, process re-engineering, marketing, pricing, and contracting.

         Gary A. Levin (47), MD, MBA, was formerly Medical Director at PacifiCare Health of California, where he had responsibilities ranging from plan development and implementation support for provider systems in senior medical management to team lead in disease management evaluation and implementation. Prior to that, he was Chief Medical Officer of California Pacific Medical Services Organization, where he developed analytic tools for evaluating clinical and financial effectiveness of disease management programs. Dr. Levin joined IHMC as Executive Vice President, Sales, Marketing and Business Development on August 1, 2000.

         Debra A. Fenton (36) CPA, Controller, has been with the Company since 1988. Ms. Fenton's area of financial expertise includes financial planning and SEC reporting; employee benefit programs and types of business insurance. Ms. Fenton is a licensed Certified Public Accountant and a member of the NJSCPA and the AICPA.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain summary information regarding the compensation of the Company's Chief Executive Officer and each of its other executive officers whose total salary and bonus for the fiscal year ended November 30, 2000 exceeded $100,000:


Name and               Year                              Other         Restricted                          All Other
 Principal            Ended                             Annual           Stock   Options/     LTIP          Compen-
 Position           Nov. 30,   Salary     Bonus      Compensation        Awards     SARs     Payouts        sation
 --------           --------   ------     -----      ------------        ------     ----     -------        ------
Michael W. Cox      2000        $140,400  $ -0-         $ -0-             -0-       0/0        $-0-        $ -0-
President,          1999         140,400    -0-           -0-             -0-    200,000/0      -0-          -0-
Chief Executive     1998         133,477    -0-           -0-             -0-       0/0         -0-          -0-
Officer

Jane A. Murray      2000        $140,500  $ -0-         $ -0-             -0-    25,000/0      $-0-        $ -0-
Exec. V.P. DM       1999         102,000    -0-           -0-             -0-       0/0         -0-          -0-
Operations-IHMC     1998          90,000    -0-           -0-             -0-       0/0         -0-          -0-

Stock Option Plans

         On February 3, 1986, the Company's Board of Directors adopted an incentive stock option plan entitled, "qmed, Inc. 1986 Incentive Stock Option Plan" (the "1986 Plan"). The 1986 Plan was approved by the Company's shareholders in April, 1986. In December, 1986, the 1986 Plan was amended to authorize the issuance of non-qualifying stock options ("Non-Qualifying

Options") with a maximum exercise period of ten years and to bring the administration of outstanding Non-Qualifying Options within the 1986 Plan.

         Pursuant to the 1986 Plan, 700,000 shares of the Company's Common Stock were reserved for issuance upon exercise of options. Options are granted by an independent committee appointed by the Board of Directors of the Company and no member of such committee is eligible to receive any options under the 1986 Plan. Options permit the grantees to purchase shares of the Company's Common Stock at a price equal to at least 100% of the market value of the stock at the date of grant. The Options are exercisable for a period of up to five years from the date of the grant, in the case of Incentive Stock Options and ten years in the case of Non-Qualifying Stock Options, are non-transferable and are not exercisable after 3 months if the employee leaves the Company's employ.

         As of November 30, 1998, all options to purchase shares of Common Stock available had been granted under the 1986 Plan.

         In September, 1990, the Board of Directors adopted the qmed, Inc. 1990 Employee Stock Incentive Plan (the "1990 Plan"). The 1990 Plan was approved by the Company's stockholders at the Company's Annual meeting in November, 1990. Pursuant to the 1990 Plan eligible participants of the Company, its subsidiaries and affiliates may receive, until September 25, 2000, stock options, stock appreciation rights, restricted stock or deferred stock awards for up to 1,000,000 shares of the Company's Common Stock.

         Pursuant to the 1990 Plan, an independent committee, in its discretion, determines those directors of the Company to be granted Director Stock Options and those officers and other key employees of the Company, its subsidiaries and affiliates to be granted Employee Stock Options, Stock Appreciation Rights, Restricted Stock Awards or Deferred Stock Awards or a combination, thereof; the type of grants to be made; the number of shares subject to such grants; the terms and conditions of the awards, including restrictions on Director Stock Options, Employee Stock Options or other awards and/or the stock relating thereto based on performance and/or such other factors as the Committee in its sole discretion determines and vesting acceleration features based on performance and/or such other factors as the Committee in its sole discretion determines; and whether, to what extent and under what circumstances stock and other amounts payable with respect to an award may be deferred either automatically or at the participant's election. Grants of options to purchase
- -0- shares were made under the 1990 Plan during Fiscal 2000.

         As of November 30, 2000, there were options to purchase -0- shares of Common Stock available to be granted under the 1990 Plan.

         In March 1997 the Company's Board of Directors adopted the Q-Med 1997 Equity Incentive Plan (the "1997 Plan"). The 1997 Plan was approved by the Company's stockholders at the Company's Annual meeting in May, 1997. Pursuant to the 1997 Plan eligible participants of the Company, its subsidiaries and affiliates may receive, until July 31, 2007, stock options, stock appreciation rights, restricted stock or deferred stock awards for up to 600,000 shares of the Company's Common Stock. Grants of options to purchase 26,162 shares were made under the 1997 Plan during Fiscal 2000.

         As of November 30, 2000, there were options to purchase 24,965 shares of Common Stock available to be granted under the 1997 Plan.

         In September 1999 the Company's Board of Directors adopted the Q-Med 1999 Equity Incentive Plan (the "1999 Plan"). The 1999 Plan was approved by the Company's stockholders at the Company's Annual meeting in October 1999. Pursuant to the 1999 Plan eligible participants of the Company, its subsidiaries and affiliates may receive, until August 31, 2009, stock options, stock appreciation rights, restricted stock or deferred stock awards for up to 1,000,000 shares of the Company's Common Stock. Grants of options to purchase 339,000 shares were made under the 1999 Plan during Fiscal 2000.

         As of November 30, 2000, there were options to purchase 611,647 shares of Common Stock available to be granted under the 1999 Plan.

         The following table sets forth as to each executive officer of the Company listed in the Summary Compensation table above concerning certain options granted during the year ended November 30, 2000:


                                                                                             Potential Realizable
                                                                                               Value at Assumed

                                                                                             Annual Rates of Stock
                                                                                             Price Appreciation for

                                    Individual Grants                                            Option Term (1)
                  -----------------------------------------------------------------       ----------------------------
                              % of Total

                              Options/SARs                   Market
                  Options/     Granted to      Exercise     Price on
                    SARs      Employees in  or Base Price    Date of    Expiration
Name              Granted      Fiscal Year    Per Share      Grant         Date              5%($)           10%($)
- ----              -------      -----------    ---------     ---------   -----------       ----------      -----------
Michael W. Cox     0 / 0          0 / N/A      $ N/A           N/A          N/A              N/A               N/A

Jane A. Murray    25,000/0        7%/ NA       $7.75          $7.75       9/17/2010         $121,848        $307,788
- ---------

(1) The dollar amounts under these columns are the result of calculations at 5% and 10% rates set by the SEC, and therefore are not intended to forecast possible future appreciation of the Company's stock price. In all cases the appreciation is calculated from the award date to the end of the option term.

         The following table sets forth as to each executive officer listed in the Summary Compensation table above certain information concerning the exercise of options during the year ended November 30, 2000 and options outstanding as of such date:


                                                                              Value of
                                                         Number of          Unexercised
                                                       Unexercised          in-the-Money
                       Shares                             Options             Options
                     Acquired                           Exercisable/       Exercisable/
Name                on Exercise      Value Realized     Unexercisable     Unexercisable
- ----                -----------      --------------     -------------     -------------
Michael W. Cox            0              $  0              365,500/0        $1,420,187/0

Jane A. Murray            0              $  0            56,000/28,001     $89,375/$80,000

Board Report on Executive Compensation

         The Board of Directors did not, during Fiscal 2000, have a compensation or similar committee. Accordingly, the full Board of Directors is responsible for determining and implementing the compensation policies of the Company.

         The Board's executive compensation policies are designed to offer competitive compensation opportunities for all executives which are based on personal performances, individual initiative and achievement, as well as assisting the Company in attracting and retaining qualified executives. The
Board also endorses the position that stock ownership by management and stock-based compensation arrangements are beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value.

         Compensation paid to the Company's executive officers generally consists of the following elements: base salary, annual bonus and long-term compensation in the form of stock options and the 401(k) Savings Plan. Compensation levels for executive officers of the Company is determined by a consideration of each officer's initiative and contribution to overall corporate performance and the officer's managerial abilities and performance in any special projects that the officer may have undertaken. Competitive base salaries that reflect the individual's level of responsibility are important elements of the Company's executive compensation philosophy. Subjective considerations of individual performance are considered in establishing annual bonuses and other incentive compensation. In addition, the Board considers the Company's financial position and cash flow in making compensation decisions.

         The Company has certain broad-based employee benefit plans in which all employees, including the named executives, are permitted to participate on the same terms and conditions relating to eligibility and subject to the same limitations on amounts that may be contributed. In 1999, the Company also made matching contributions to the 401(k) Savings Plan for those participants.

Employment Agreement

         In reviewing Mr. Cox' performance in 1998 and determining appropriate compensation, the Board, acting through an ad hoc committee of independent directors consisting of Mr. Burns and Howard Waltman, who served as the Company's Chairman until March 1999, took the following into consideration:

         Mr. Cox was the principal force behind the Company's continuing efforts to market and sell its ohms|cad system. In addition, Mr. Cox was instrumental in obtaining a $2,000,000 private placement in the beginning of Fiscal 1999, the restructuring of a portion of the Notes issued as part of the placement into equity and raising an additional $2,200,000 of equity financing at the end of Fiscal 1999. Upon the recommendation of Messrs. Burns and Waltman, Mr. Cox' amended employment agreement provides for significant cash and equity incentives based upon the Company's growth and performance.

         In recognition of these accomplishments, Mr. Cox base salary was increased to $140,000 per year from $110,000 per year in March 1998. The ad hoc committee believed this base level to be more in line with compensation paid to the chief executive officers in companies similar to the Company and recommended that other performance based compensation be given consideration. In December 1998, the Company and Michael W. Cox amended and extended Mr. Cox's employment agreement, which was entered into in June 1995, replacing discretionary bonuses with performance based compensation. The agreement was extended to end November 30, 2000 and provides for an initial base salary of $140,000 and increases based upon the Company managing a certain number of lives using the Company's disease management system as follows:

                                                                  Annual Rate of

         Number of Lives                                        Base Salary
         ---------------                                        -----------
              400,000                                             $180,000
              500,000                                             $200,000
              640,000                                             $250,000

         The amended agreement also provides for cash bonuses based upon net earnings before taxes, other contingent compensation arrangements and non-recurring losses. Mr. Cox was granted 200,000 options in Fiscal 1999 under the amended agreement of which 100,000 are vested and 50,000 vest on each anniversary of the grant. During January 2001 Mr. Cox achieved all the targets above and his salary was increased to $250,000.

Certain Relationships and Related Transactions

         On November 16, 1998 Michael Cox, the Company's President, CEO and a director, together with his wife, was required by the Galen Funds to invest $100,000 as part of a private placement of approximately $3,200,000. Of the $3,200,000, the Galen Funds invested

$1,000,000 of cash and converted $1,050,000 of outstanding notes as part of the placement. Mr. and Mrs. Cox and 12 unaffiliated investors purchased the balance of the placement for cash. The per share purchase price for all participants was $1.67, which was determined by negotiations between the Company and the Galen Funds.

         During Fiscal 2000, the Company paid Sommer & Schneider LLP $57,203.89 for legal services and expenses. Mr. Sommer, a director of the Company is a partner of Sommer & Schneider LLP.

         It is the Company's policy not to engage in transactions with officers, directors, principal stockholders or affiliates or any of them unless such transactions have been approved by a majority of the disinterested directors and are upon terms no less favorable to the Company than could be obtained from an unaffiliated party in an arm's length transaction. During Fiscal 2000 there were no other transactions between the Company and any officer, director or principal stockholder except as disclosed above with respect to executive compensation and stock options.

                               COMPANY PERFORMANCE

         The following graph shows a comparison of cumulative total returns on the common stock of the Company from November 30, 1995 through November 30, 2000 with the cumulative total return on the NASDAQ Stock Market - U.S. and the cumulative total return on a group of NASDAQ Health Services Stocks (SIC Code
80) compiled by the Center for Research in Security Prices at the University of Chicago (the "Peer Group"). The Company did not pay any dividends during this period.

         The graph assumes an investment of $100 in each of the Company, the NASDAQ Stock Market - U.S. and the Peer Group on November 30, 1995. The comparison also assumes that all dividends are reinvested.

Q-med Index Chart
                       Raw                                  Index
        ----------------------------------     ---------------------------------
          NASDAQ       Health        Qmed       NASDAQ      Health       Qmed
          ------       ------        ----       ------      ------       ----
 1995     347.411      508.352       8.500     100.000      100.000     100.000
 1996     425.549      522.775      10.125     122.492      102.837     119.118
 1997     530.089      542.246       7.500     152.583      106.667      88.235
 1998     650.131      427.276       3.813     187.136       84.051      44.859
 1999    1116.805      340.093       2.875     321.465       66.901      33.824
 2000     866.999      422.941       6.125     249.560       83.198      72.059


Q-med Index Chart
                       Raw                                  Index
        ----------------------------------     ---------------------------------
          NASDAQ       Health        Qmed       NASDAQ      Health       Qmed
          ------       ------        ----       ------      ------       ----
1994      243.749      427.454       1.375     100.000      100.000     100.000
1995      347.411      508.352       8.500     142.528      118.926     618.182
1996      425.549      522.775      10.125     174.585      122.300     736.364
1997      530.089      542.246       7.500     217.473      126.855     545.455
1998      650.131      427.276       3.813     266.722       99.958     277.309
1999     1116.805      340.093       2.875     458.178       79.562     209.091


Q-med Index Chart
                       Raw                                  Index
        ----------------------------------     ---------------------------------
          NASDAQ       Health        Qmed       NASDAQ      Health       Qmed
          ------       ------        ----       ------      ------       ----
1993      243.222      347.520       1.875     100.000      100.000     100.000
1994      243.917      427.408       1.375     100.286      122.988      73.333
1995      347.503      507.704       8.500     142.875      146.093     453.333
1996      425.647      522.105      10.125     175.003      150.237     540.000
1997      530.256      537.999       7.500     218.013      154.811     400.000
1998      650.081      423.663       3.813     267.279      121.910     203.360


         The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock. The stock price performance graph shall not be deemed to be incorporated into any filing under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent that the Company specifically incorporates this information by reference.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Company's Board of Directors has appointed Amper, Politziner & Mattia, independent certified public accountants to serve as auditors for Fiscal 2000. Amper, Politziner & Mattia audited the Company's financial statements as of and for each of the years ended November 30, 1998, 1999 and 2000.

         A representative of the firm of Amper, Politziner & Mattia is expected to be present at the meeting and will be available to respond to appropriate questions. They will be given an opportunity to make a statement if they desire to do so.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board reviews the financial reporting process, the system of internal controls, the audit process and the process for monitoring compliance with laws and regulations. Each of the Audit Committee members satisfies the definition of independent director as established in the Nasdaq SmallCap Market Listing Standards. The Board adopted a written charter for the Audit Committee on June 9, 2000, which is attached to this proxy statement as Appendix A. The Company operates with an December 1 to November 30 fiscal year. The Audit Committee met once relating to the 2000 fiscal year audit.

         The Audit Committee has reviewed the Company's audited consolidated financial statements and discussed such statements with management. At least one member of the Audit Committee has discussed with Amper, Politziner & Mattia, the Company's independent accountants during the 2000 fiscal year. The matter required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended.

         The Audit Committee received from Amper, Politziner & Mattia the written disclosures required by Independence Standards Board Standard No. 1 and at least one member has discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2000, and be filed with the U.S. Securities and Exchange Commission.

         This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Submitted by:


Audit Committee

         Robert Burns
         David Feldman
         A. Bruce Campbell

                                  ANNUAL REPORT

         The Company's annual report for Fiscal 2000 is enclosed herewith.

         A COPY OF THE COMPANY'S FORM 10-K ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO:

                                   Q-MED, INC.
                              100 Metro Park South
                            Laurence Harbor, NJ 08878
                            Attn: Investor Relations

                              STOCKHOLDER PROPOSALS

         Proposals by Stockholders intended to be presented at the next annual meeting to be held in 2001 must be received by the Secretary of the Company by December 28, 2001 in order to be included in the proxy statement for that meeting.

                                 OTHER BUSINESS

         There is no matter other than those described above, so far as is known to the management of the Company, at the date of this proxy statement, to be acted on at the meeting. It is intended, however, if other matters come up for action at said meeting or any adjournments thereof, that the persons named in the enclosed form of proxy shall, in accordance with the terms of the proxy, have authority in their discretion to vote shares represented by proxies received by them, in regard to such other matters, as seems to said persons in the best interests of the Company and its stockholders.

                                                          Q-MED, INC.



                                                          Herbert H. Sommer
                                                          Secretary

                                   Appendix A

                                   Q-MED, INC.
                             AUDIT COMMITTEE CHARTER

General

         The Audit Committee of the Board of Directors of Q-Med, Inc. shall consist of at least three independent directors, however, it may consist of two independent directors and one member of management until June 13, 2001. Members of the Committee shall be considered independent if they have no relationship to the Company that could interfere with the exercise of their independence from management and the Company. As determined by the Board of Directors, the Members of the Committee will be financially literate with at least one having accounting or related financial management expertise. Company management, internal and independent auditors and the Company's General Counsel may attend each meeting or portions thereof as required by the Committee. The Committee will have four meetings each year on a regular basis and will have special meetings if and when required.

Responsibilities

         The Audit Committee's role is one of oversight whereas the Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work. The following functions shall be the key responsibilities of the Audit Committee in carrying out its oversight function.

         1. Provide an open avenue of communications between the independent auditors and the Board of Directors, including private sessions with the independent auditors, as the Committee may deem appropriate.

         2. Receive and review reports from Company management relating to the Company's financial reporting process, published financial statements and/or major disclosures and the adequacy of the company's system of internal controls.

         3. Receive and review reports from Company management and General Counsel relating to legal and regulatory matters that may have a material impact on the Company's financial statements and Company compliance policies.

         4. Inquire of company management and independent auditors regarding the appropriateness of accounting principles followed by the Company, changes in accounting principles and their impact on the financial statements.

         5. Review the internal audit program in terms of scope of audits conducted or scheduled to be conducted.

         6. The  Committee  and Board shall be  ultimately  responsible  for the
selection,   evaluation,  and  replacement  of  the  independent  auditors.  The
Committee will:

o recommend annually the appointment of the independent auditors to the Board for its approval and subsequent submission to the stockholders for ratification, based upon an annual performance evaluation and a determination of the auditors' independence;

o determine the independence of the independent auditors by obtaining a formal written statement delineating all relationships between the independent auditors and the Company, including all non-audit services and fees;

o discuss with the independent auditors if any disclosed relationship or service could impact the auditors' objectivity and independence; and

o recommend that the Board take appropriate action in response to the auditors' statement to ensure the independence of the independent auditors.

         7. Meet with independent auditors and review their report to the Committee including comments relating to the system of internal controls, published financial statements and related disclosures, the adequacy of the financial reporting process and the scope of the independent audit. The independent auditors are ultimately accountable to the Board and the Committee on all such matters.

         8. Receive and review reports from the independent auditors relating to plans for the audit of the Company's information technology procedures and controls.

         9. Review with the independent auditors the coordination of their respective audit activities.

         10. Prepare a Report, for inclusion in the Company's proxy statement, disclosing that the Committee reviewed and discussed the audited financial statements with management and discussed certain other matters with the independent auditors. Based upon these discussions, state in the Report whether the Committee recommended to the Board that the audited financial statements be included in the Annual Report.

         11. Review and reassess the adequacy of the Audit Committee's charter annually. If any revisions therein are deemed necessary or appropriate, submit the same to the Board for its consideration and approval.

         12. In the absence of a compensation, stock option or special committee comprised of a majority of independent directors, review and approve any transaction of the Company in which a director or officer of the Company has a material interest.

         13. The committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

Quorum

         For the transaction of business at any meeting of the Audit Committee, two members shall constitute a quorum.

                              Approved as revised:

                        Board of Directors of Q-Med, Inc.

                                  June 9, 2000

                                     [FRONT]

                                                                           PROXY

                                   Q-MED, INC.
                              100 Metro Park South

                        Laurence Harbor, New Jersey 08878

           This Proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Michael W. Cox and Herbert H. Sommer as proxies, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated on the reverse side, all of the shares of common stock of Q-Med, Inc. held of record by the undersigned on April 26, 2001, at the annual meeting of stockholders to be held on May 31, 2001 or any adjournment thereof.

                                     [BACK]

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR Proposal 1 through 4, inclusive.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

1.       ELECTION OF DIRECTORS

Nominees: Michael W. Cox, David Feldman, Richard I. Levin, M.D., Robert A. Burns, Dr. A. Bruce Campbell and Herbert H. Sommer

                                FOR                               WITHHELD
                           all nominees                       from all nominees

FOR, except vote withheld from the following nominee(s):

2. To ratify the selection of Amper, Politziner & Mattia to serve as the Company's independent certified public accountants.

                For [ ]         Against [ ]        Abstain [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears hereon. When shares are by joint tenants, both should sign. When signing as attorney, executor, trustee, administrator or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                  -----------------------------         ----------------
                  Signature                             Date

                  -----------------------------         ----------------
                  Signature                             Date